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                                                                  EXHIBIT 10.092




[BIOSHIELD(TM) LOGO]
BIOSHIELD TECHNOLOGIES, INC.

July 12, 1999

Mr. Eric B. Adams


                               OFFER OF EMPLOYMENT

Dear Eric:

I am pleased to extend the following offer of full-time employment at ALLERGY SUPERSTORE.COM

POSITION:                      MANAGER OF PHARMACY SYSTEMS

REPORT TO:                     MAGGIE PERRITT

SALARY:                        $95,000 ANNUALLY

START DATE:                    ON OR BEFORE JULY 29, 1999

Should you accept this offer of employment, you will be required to sign an Insider Trading Policy Compliance Statement. You will also be eligible for the standard Company Benefits. We will also work with you on the specific issues discussed in the interview regarding previous commitments, and the exception to your vacation benefit.

Eric, I look forward to receiving your written response and sincerely hope that you will decide to join our team. Please do not hesitate to contact me if you have any questions.

Sincerely,

Maggie M. Perritt
Director of Pharmacy

/abh

I accept the position of MANAGER OF PHARMACY SYSTEMS at Allergy Superstore.com

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Eric B. Adams                                                        Date